                                                                   EXHIBIT 99.16

     THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. THIS LETTER OF TRANSMITTAL MAY NOT BE USED TO ACCEPT THE OFFER FOR ORDINARY SHARES OF LASMO PLC; THE FORM OF ACCEPTANCE, AUTHORITY AND ELECTION IS THE APPROPRIATE DOCUMENT FOR SUCH PURPOSES. In considering what action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, attorney, accountant or other independent financial advisor.

     If you have sold or otherwise transferred all your American Depositary Shares ("LASMO ADSs") of LASMO plc ("LASMO"), please pass this document and all accompanying documents as soon as possible to the purchaser or transferee, or to the bank, stockbroker or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee. HOWEVER, SUCH DOCUMENTS SHOULD NOT BE DISTRIBUTED, FORWARDED OR TRANSMITTED IN OR INTO AUSTRALIA, CANADA OR JAPAN.

     Amerada Hess Corporation (the "Offeror") is offering to purchase (i) all issued and to be issued ordinary shares of 25p each of LASMO ("LASMO Shares") for L98.29 in cash and 1 new Amerada Hess Share for every 78.7 LASMO Shares and
(ii) all American Depositary Shares of LASMO ("LASMO ADSs"), each representing three LASMO Shares and evidenced by American Depositary Receipts ("LASMO ADRs"), for L294.87 in cash and 3 new Amerada Hess shares for every 78.7 LASMO ADSs on the terms and subject to the conditions set forth in the Offer Document dated December 13, 2000 (the "Offer Document") and this Letter of Transmittal (in the case of LASMO ADSs) or the Form of Acceptance (in the case of LASMO Shares) (which terms and conditions, as amended or supplemented from time to time, together constitute the "Offer").

--------------------------------------------------------------------------------

                             LETTER OF TRANSMITTAL
               TO ACCEPT THE OFFER FOR AMERICAN DEPOSITARY SHARES
                   EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS
                                       OF

                                   LASMO PLC
             PURSUANT TO THE OFFER DOCUMENT DATED DECEMBER 13, 2000

                                       by

                            AMERADA HESS CORPORATION

                                     and by

                          GOLDMAN SACHS INTERNATIONAL
                                 on its behalf
                          (outside the United States)

--------------------------------------------------------------------------------

     THERE WILL BE AN INITIAL OFFER PERIOD WHICH WILL EXPIRE AT 3:00 PM (LONDON
TIME), 10:00 AM (NEW YORK CITY TIME) ON JANUARY 12, 2001, UNLESS EXTENDED. AT THE CONCLUSION OF THE INITIAL OFFER PERIOD, INCLUDING ANY EXTENSION THEREOF, IF ALL CONDITIONS OF THE OFFER HAVE BEEN SATISFIED, FULFILLED OR, WHERE PERMITTED, WAIVED, THE OFFER WILL BE EXTENDED FOR A SUBSEQUENT OFFER PERIOD OF AT LEAST 14 CALENDAR DAYS. HOLDERS OF LASMO ADSS WILL HAVE THE RIGHT TO WITHDRAW THEIR ACCEPTANCES OF THE OFFER DURING THE INITIAL OFFER PERIOD, INCLUDING ANY EXTENSION THEREOF, BUT NOT DURING THE SUBSEQUENT OFFER PERIOD (EXCEPT IN LIMITED CIRCUMSTANCES).

                      The US Depositary For The Offer Is:

                              THE BANK OF NEW YORK

           BY MAIL:                 FACSIMILE TRANSMISSION:      BY HAND OR OVERNIGHT COURIER:
 Tender & Exchange Department     (for Eligible Institutions     Tender & Exchange Department
        P.O. Box 11248                       Only)                    101 Barclay Street
     Church Street Station              (212) 815-6213            Receive and Deliver Window
 New York, New York 10286-1248                                     New York, New York 10286

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE US DEPOSITARY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     ACCEPTING HOLDERS OF LASMO ADSS EVIDENCED BY LASMO ADRS WILL BE ENTITLED TO POUNDS STERLING CASH PAYMENTS UNDER THE TERMS OF THE OFFER BUT WILL RECEIVE CASH PAYMENTS IN DOLLARS INSTEAD OF POUNDS STERLING UNLESS THEY ELECT OTHERWISE HEREIN TO RECEIVE CASH PAYMENTS IN POUNDS STERLING. IF YOU WISH TO RECEIVE POUNDS STERLING INSTEAD OF DOLLARS, YOU MUST PLACE AN "X" IN THE BOX ENTITLED "POUNDS STERLING PAYMENT ELECTION."

     ACCEPTANCE OF THE OFFER IN RESPECT OF LASMO SHARES CANNOT BE MADE BY MEANS OF THIS LETTER OF TRANSMITTAL. THIS LETTER OF TRANSMITTAL CAN ONLY BE USED TO ACCEPT THE OFFER FOR LASMO ADSS. If you hold LASMO Shares that are not represented by LASMO ADSs, you can obtain a Form of Acceptance for accepting the Offer in respect of those LASMO Shares from the Information Agent or the UK Receiving Agent. See Instruction 14 of this Letter of Transmittal.

     Delivery of a Letter of Transmittal or an Agent's Message, LASMO ADRs (or book-entry transfer of such LASMO ADSs evidenced by LASMO ADRs) and any other required documents to the US Depositary by a holder of LASMO ADSs will be deemed (without any further action by the US Depositary) to constitute an acceptance of the Offer to the holders of LASMO ADSs by such holder with respect to the LASMO ADSs evidenced by LASMO ADRs to which that Letter of Transmittal relates, subject to the terms and conditions set out in the Offer Document and this Letter of Transmittal. Capitalized terms and certain other terms used in this Letter of Transmittal and not otherwise defined herein shall have the respective meanings assigned to them in the Offer Document.

     This Letter of Transmittal is to be used if LASMO ADRs evidencing LASMO ADSs are to be forwarded herewith and, if delivery of LASMO ADSs is to be made by book-entry transfer to an account maintained by the US Depositary at a Book-Entry Transfer Facility as defined in, and pursuant to the procedures for book-entry transfer set out in, "Procedures for tendering LASMO ADSs--Book-entry transfer" in paragraph 12(c) of Part B of Appendix I to the Offer Document, an Agent's Message can be delivered instead of a Letter of Transmittal.

[ ] CHECK BOX IF LASMO ADSS IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE US DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER LASMO ADSS EVIDENCED BY LASMO ADRS BY BOOK-ENTRY TRANSFER):

Name of Delivering Institution

Account Number
Transaction Code Number

     If a holder of LASMO ADSs wishes to accept the Offer made to holders of LASMO ADSs and the LASMO ADRs evidencing such LASMO ADSs are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the US Depositary while the Offer made to holders of LASMO ADSs remains open for acceptances, such holder's acceptance of the Offer may be effected by following the guaranteed delivery procedure specified in paragraph 12(h) of Part B of Appendix I to the Offer Document. See Instruction 2 of this Letter of Transmittal. HOWEVER, RECEIPT OF A NOTICE OF GUARANTEED DELIVERY WILL NOT BE TREATED AS A VALID ACCEPTANCE FOR THE PURPOSE OF SATISFYING THE ACCEPTANCE CONDITION.

[ ] CHECK BOX IF LASMO ADSS IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE US DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of registered owner(s)

Date of execution of Notice of Guaranteed Delivery

Name of institution that guaranteed delivery

----------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF LASMO ADSS TENDERED
                                                 (See Instructions 3 and 4)
----------------------------------------------------------------------------------------------------------------------------
            NAME(S) AND ADDRESS(ES) OF
           REGISTERED HOLDER(S) (PLEASE
          FILL IN, IF BLANK, EXACTLY AS                                          ADSS TENDERED
           NAME(S) APPEAR(S) ON ADR(S))                              (ATTACH ADDITIONAL LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------------
                                                                              TOTAL NUMBER OF ADSS
                                                          ADR SERIAL              EVIDENCED BY           NUMBER OF ADSS
                                                          NUMBER(S)*                ADR(S)*                TENDERED**
                                                    ----------------------------------------------------------------------

                                                    ----------------------------------------------------------------------

                                                    ----------------------------------------------------------------------

                                                    ----------------------------------------------------------------------

                                                    ----------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
   * Need not be completed for book-entry transfers.
  ** Unless otherwise indicated, it will be assumed that all LASMO ADSs evidenced by the ADRs delivered to the
     US Depositary are being tendered. See Instruction 4.
----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                              MIX AND MATCH ELECTION
                                (See Instruction 9)
-----------------------------------------------------------------------------------
  Insert the number of LASMO ADSs in respect of which you
  wish to receive additional Amerada Hess Shares:
-----------------------------------------------------------------------------------
  Insert the number of LASMO ADSs in respect of which you
  wish to receive additional cash
-----------------------------------------------------------------------------------

              NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ
                    THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby instructs the US Depositary to accept the Offer on behalf of the undersigned with respect to the LASMO ADSs evidenced by LASMO ADRs specified in the box entitled "Description of LASMO ADSs Tendered" subject to the terms and conditions set out in the Offer Document and this Letter of Transmittal, by informing the Offeror in writing that the Offer to holders of LASMO ADSs has been so accepted. The undersigned hereby acknowledges that delivery of this Letter of Transmittal, the LASMO ADRs evidencing tendered LASMO ADSs (or book-entry transfer of such LASMO ADSs evidenced by LASMO ADRs) and any other required documents to the US Depositary by a holder of LASMO ADSs will be deemed (without any further action by the US Depositary) to constitute acceptance of the Offer to holders of LASMO ADSs by such holder in respect of the LASMO ADSs of such holder specified in that Letter of Transmittal, subject to the terms and conditions set out in the Offer Document and this Letter of Transmittal.

     The undersigned understands that acceptance of the Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto, subject to the withdrawal rights described in the Offer Document, will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer. IF ACCEPTANCE HAS BEEN MADE IN RESPECT OF THE LASMO ADSS THEN A SEPARATE ACCEPTANCE IN RESPECT OF THE LASMO SHARES REPRESENTED BY SUCH LASMO ADSS MAY NOT BE MADE.

     The undersigned hereby delivers to the US Depositary the above-described LASMO ADSs evidenced by LASMO ADRs for which the Offer is being accepted, in accordance with the terms and Conditions of the Offer Document and this Letter of Transmittal, receipt of which is hereby acknowledged.

     Upon the terms of the Offer (including, if the Offer is extended, revised or amended, the terms or conditions of any such extension, revision or amendment), and effective at the time that all Conditions to the Offer have been satisfied, fulfilled or, where permitted, waived (at which time the Offeror will give notice thereof to the US Depositary), and if he or she has not validly withdrawn his or her acceptance, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror all right, title and interest in and to all LASMO ADSs evidenced by LASMO ADRs with respect to which the Offer is being accepted (and any and all LASMO ADSs or other securities or rights issuable in respect of such LASMO ADSs) and irrevocably constitutes and appoints the US Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such LASMO ADSs (and any such other LASMO ADSs, securities or rights), with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver LASMO ADRs for such LASMO ADSs (and any such other LASMO ADSs, securities or rights) or accept transfer of ownership of such LASMO ADSs (and any such other LASMO ADSs, securities or rights) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Offeror, (b) present such LASMO ADRs for such LASMO ADSs (and any other LASMO ADSs, securities or rights) for transfer, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such LASMO ADSs (and any such other LASMO ADSs, securities or rights), all in accordance with the terms of the Offer.

     The undersigned agrees that its execution hereof (together with any signature guarantees) and its delivery to the US Depositary shall constitute an authority to any Director of the Offeror in accordance with the terms of paragraph 7 of Part B of Appendix I to the Offer Document.

     The undersigned agrees that effective from and after the date hereof or, if later, the date on which all conditions to the Offer are satisfied, fulfilled or, where permitted, waived: (a) the Offeror or its agents shall be entitled to direct the exercise of any votes attaching to LASMO Shares represented by any LASMO ADSs evidenced by LASMO ADRs in respect of which the Offer has been accepted or is deemed to have been accepted (the "Accepted ADSs") and any other rights and privileges attaching to such LASMO Shares, including any right to requisition a general meeting of LASMO or of any class of its shareholders, and (b) the execution of the Letter of Transmittal by a holder of LASMO ADSs (together with any signature guarantees) and its delivery to the US Depositary shall constitute in respect of Accepted ADSs: (i) an authority to LASMO or its agents from the undersigned to send any notice, circular, warrant, document or other communications that may be required to be sent to him as a LASMO ADS holder to the Offeror at its registered office, (ii) an authority to the Offeror or its agent to sign any consent to short notice of a general meeting or separate class meeting on behalf of the holder of Accepted ADSs and/or to execute a form of proxy in respect of the Accepted ADSs appointing any person nominated by the Offeror to attend general meetings and separate class meetings of LASMO or its shareholders (or any of them) (or any adjournments thereof) and to exercise the votes attaching to LASMO Shares represented by such Accepted ADSs on his behalf and (iii) the agreement of the undersigned not to exercise any such rights without the consent of the Offeror and the irrevocable undertaking of the undersigned not to appoint a proxy for or to attend general meetings or separate class meetings of LASMO in respect of such Accepted ADSs.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to accept the Offer and to sell, assign and transfer the LASMO ADSs evidenced by LASMO ADRs (and LASMO Shares represented by such LASMO ADSs) in respect of which the Offer is being accepted or deemed to be accepted (and any and all other LASMO ADSs, securities or rights issued or issuable in respect of such LASMO ADSs) and, when the same are purchased by the Offeror, the Offeror will acquire good title thereto, free from all liens, equitable interests, charges, and encumbrances and together with all rights attaching thereto, including voting rights and the right to receive all dividends and other distributions declared, made or paid, with respect to LASMO Shares represented by the LASMO ADSs. The undersigned will, upon request, execute any additional documents deemed by the US Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the LASMO ADSs evidenced by LASMO ADRs in respect of which the Offer to holders of LASMO ADSs is being accepted (and any and all other LASMO ADSs, securities or rights).

     The undersigned irrevocably undertakes, represents, and warrants to and agrees with the Offeror (so as to bind him, his personal representative, heirs, successors and assigns) to the effect that the undersigned: (i) has not received or sent copies of this document or any Form of Acceptance or any related documents in, into or from Canada, Australia or Japan and has not otherwise utilized in connection with the Offer, directly or indirectly, the Canadian, Australian or Japanese mails or any means or instrumentality (including, without limitation, facsimile transmission, telex and telephone) of interstate or foreign commerce, or any facilities of a national securities exchange, of Canada, Australia or Japan, (ii) is accepting the Offer from outside Canada, Australia or Japan and (iii) is not an agent or fiduciary acting on a non-discretionary basis for a principal, unless such agent is an authorized employee of such principal or such principal has given any instructions with respect to the Offer from outside Canada, Australia or Japan.

     This Letter of Transmittal relates to the tender of LASMO ADSs. For the avoidance of doubt, by delivery of this Letter of Transmittal to the US Depositary in respect of LASMO ADSs the undersigned agrees not to instruct the Depositary (the "ADS Depositary") under the Second Amended and Restated Deposit Agreement dated as of June 7, 1993 to accept the offer for LASMO Shares made by Amerada Hess in respect of the LASMO Shares represented by such LASMO ADSs. By delivery of this Letter of Transmittal the undersigned irrevocably authorizes the US Depositary, at its election, to instruct the ADS Depositary not to accept such offer in respect of the LASMO Shares represented by such LASMO ADSs.

     The undersigned further agrees that by delivery of this Letter of Transmittal to the US Depositary in respect of LASMO ADSs, the undersigned will not, unless such Letter of Transmittal is validly withdrawn, deliver such ADSs to the ADS Depositary to request withdrawal of the LASMO Shares represented by such LASMO ADSs.

     All authority herein conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer Document, this acceptance is irrevocable.

     Unless otherwise indicated herein under "Special Payment Instructions," the undersigned hereby instructs the US Depositary to issue, or cause to be issued, the check for the cash purchase price and the stock certificate representing Amerada Hess Shares in the name(s) of the registered holder(s) appearing under "Description of LASMO ADSs Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby instructs the US Depositary to mail, or cause to be mailed, the check for the purchase price and/or return, or cause to be returned, any LASMO ADRs evidencing LASMO ADSs in respect of which the Offer is not being accepted or which are not purchased (and accompanying documents, as appropriate) and stock certificate representing Amerada Hess Shares to the address(es) of the registered holder(s) appearing under "Description of LASMO ADSs Tendered." In the event that the "Special Payment Instructions" and/or the "Special Delivery Instructions" are completed, the undersigned hereby instructs the US Depositary to (i) issue and/or mail, or cause to be issued and/or mailed, the check for the purchase price, if any, and the stock certificate representing Amerada Hess Shares, if any, in the name of, and/or to the address of, the person or persons so indicated, and/or (ii) return, or cause to be returned, any LASMO ADRs evidencing LASMO ADSs in respect of which the Offer is not being accepted or which are not purchased, if any, to the person at the address so indicated. In the case of a book-entry delivery of LASMO ADSs evidenced by LASMO ADRs, the undersigned hereby instructs the US Depositary to credit the account maintained at the Book-Entry Transfer Facility with any LASMO ADSs in respect of which the Offer is not being accepted or which are not purchased. The undersigned recognizes that the US Depositary will not transfer any LASMO ADSs which are not purchased pursuant to the Offer from the name of the registered holder thereof to any other person.

     If the box headed "Pounds Sterling Payment Election" is not checked, the undersigned hereby elects to receive cash payments in US dollars in an amount equal to all cash amounts payable pursuant to the Offer converted from pounds sterling to US dollars at the exchange rate obtainable by the US Depositary on the spot market in London at approximately 12:00 noon (London time) on the date the cash consideration is made available by the Offeror to the US Depositary for delivery to holders of LASMO ADSs. The actual amount of US dollars received will depend upon the exchange rate prevailing on the day funds are made available to the US Depositary by the Offeror. Holders of LASMO ADSs should also be aware that the US dollar/pound sterling exchange rate which is prevailing at the date on which the undersigned executes this Letter of Transmittal and on the date of dispatch of payment may be different from that prevailing on the day funds are made available to the US Depositary by the Offeror. In all cases, fluctuations in the US dollar/pounds sterling exchange rate are at the risk of accepting holders of LASMO ADSs who do not elect to receive their consideration in pounds sterling.

     SUBJECT TO THE TERMS OF THE OFFER DOCUMENT, THIS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND PAYMENT OF CONSIDERATION PURSUANT TO THE OFFER SHALL NOT BE MADE, UNTIL LASMO ADRS EVIDENCING THE LASMO ADSS IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE US DEPOSITARY AS PROVIDED IN THE OFFER DOCUMENT AND THIS LETTER OF TRANSMITTAL.

[ ] CHECK HERE IF ANY LASMO ADRS REPRESENTING LASMO ADSS THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 13.

--------- Number of LASMO ADSs represented by the lost, stolen or destroyed LASMO ADRs

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)
[ ] Check box ONLY if the check for the purchase price and the certificate representing Amerada Hess Shares with respect to LASMO ADSs purchased are to be issued in the name of someone other than the undersigned.
Issue to:
Name:
       -------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                   (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)
[ ] Check box ONLY if the check for the purchase price with respect to LASMO ADSs purchased and/or LASMO ADRs evidencing LASMO ADSs in respect of which the Offer is not accepted or which are not purchased and/or the certificate representing Amerada Hess Shares are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown above.
Mail    [ ] Check   [ ] ADR certificates   [ ] Amerada Hess Shares certificates:
Name:
       -------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

                        POUNDS STERLING PAYMENT ELECTION
[ ] Check box ONLY if you wish to receive all (but not part) of the amount of cash consideration to be paid by a check in pounds sterling. If you do not check this box you will receive payment by a check in US dollars in an amount equal to all cash amounts payable pursuant to the Offer converted from pound sterling amounts payable to US dollars at the exchange rate obtainable by the US Depositary on the spot market in London at approximately 12:00 noon (London time) on the date the cash consideration is made available by the Offeror to the US Depositary for delivery to holders of LASMO ADSs.

                                   SIGN HERE
                AND COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN

--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF OWNER(S))

Dated: ______________________________ , 200 ______
(Must be signed by registered holder(s) exactly as name(s) appear(s) on LASMO ADRs evidencing LASMO ADSs or by person(s) to whom LASMO ADRs surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.)
Name(s):
         -----------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)
Capacity (full title):
                       ---------------------------------------------------------
Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
Area Code and Telephone Number:
                               -------------------------------------------------
Tax Identification or Social Security No.:
                                           -------------------------------------
                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 And 5)
Authorized Signature:
                   -------------------------------------------------------------
Name:
       -------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)
Title:
     ---------------------------------------------------------------------------
Name of Firm:
             -------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                               -------------------------------------------------

--------------------------------------------------------------------------------

Dated: ______________________________ , 200 ______

                                  INSTRUCTIONS
           FORMING PART OF THE TERMS AND CONDITIONS OF THE U.S. OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on the Letter of Transmittal if (a) the Letter of Transmittal is signed by the registered holder(s) of the LASMO ADSs evidenced by LASMO ADRs in respect of which the Offer is being accepted herewith and such holder(s) have not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) the Offer is being accepted in respect of such LASMO ADSs for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (an "Eligible Institution"). See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND LASMO ADSS. LASMO ADRs evidencing LASMO ADSs or confirmation of a book-entry transfer of such LASMO ADSs into the US Depositary's account at a Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) together with any required signature guarantees or, in the case of a book-entry transfer, an Agent's Message and any other documents required by this Letter of Transmittal, must be delivered to the US Depositary at one of its addresses set forth herein.

     If a holder of LASMO ADSs wishes to accept the Offer and LASMO ADRs evidencing such LASMO ADSs are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the US Depositary while the Offer remains open for acceptances, such holder's acceptance of the Offer may be effected by following the guaranteed delivery procedure specified in paragraph 12(h) of Part B of Appendix I to the Offer Document. Pursuant to the guaranteed delivery procedures (a) acceptance must be made by or through an Eligible Institution,
(b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Offeror must be received by the US Depositary while the Offer remains open for acceptance and (c) LASMO ADRs evidencing the LASMO ADSs in respect of which the Offer is being accepted (or, in the case of LASMO ADSs held in book-entry form, timely confirmation of the book-entry transfer of such LASMO ADSs into the US Depositary's account at a Book-Entry Transfer Facility as described in the Offer Document) together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantees or, in the case of a book-entry transfer, an Agent's Message and any other documents required by this Letter of Transmittal, are received by the US Depositary within three New York Stock Exchange business days.

     THE METHOD OF DELIVERY OF LASMO ADSS EVIDENCED BY LASMO ADRS AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE HOLDERS OF LASMO ADSS ACCEPTING THE OFFER AND THE DELIVERY WILL BE MADE ONLY WHEN ACTUALLY RECEIVED BY THE US DEPOSITARY (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent acceptance will be accepted and no fractional LASMO ADSs will be purchased. All accepting LASMO ADS holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their LASMO ADSs for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the serial numbers of the LASMO ADRs and/or the number of LASMO ADSs should be listed on a separate schedule attached hereto.

     4. PARTIAL ACCEPTANCES (NOT APPLICABLE TO BOOK-ENTRY TRANSFERS). If the Offer is to be accepted in respect of less than all of the LASMO ADSs evidenced by any LASMO ADRs delivered to the US Depositary herewith, fill in the number of LASMO ADSs in respect of which the Offer is being accepted in the box entitled "Number of ADSs Tendered." In such case, a new LASMO ADR for the remainder of the LASMO ADSs (in respect of which the Offer is not being accepted) represented by the old LASMO ADR will be sent to the registered holder as promptly as practicable following the date on which the LASMO ADSs in respect of which the Offer has been accepted are purchased.

     The Offer will be deemed to have been accepted in respect of all LASMO ADSs evidenced by LASMO ADRs delivered to the US Depositary unless otherwise indicated. In the case of partial acceptances, LASMO ADSs in respect of which the Offer was not accepted will not be reissued to a person other than the registered holder.

     5. SIGNATURE ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the LASMO ADSs in respect of which the Offer is being accepted hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without any change whatsoever.

     If any of the LASMO ADSs evidenced by LASMO ADRs in respect of which the Offer is being accepted hereby are owned of record by two or more owners, all such owners must sign this Letter of Transmittal.

     If any of the LASMO ADSs in respect of which the Offer is being accepted are registered in different names on different LASMO ADRs, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of LASMO ADRs.

     If this Letter of Transmittal or any LASMO ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and submit proper evidence satisfactory to the Offeror of their authority to so act.

     When this Letter of Transmittal is signed by the registered holder(s) of the LASMO ADSs listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be issued to a person other than the registered holder(s). Signatures on such LASMO ADRs or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the LASMO ADSs listed, LASMO ADRs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on LASMO ADRs evidencing such LASMO ADSs. Signatures on such LASMO ADRs or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. The Offeror will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale to it or its order of LASMO ADSs evidenced by LASMO ADRs pursuant to the Offer. If, however, payment of the purchase price is to be made to any persons other than the registered holder(s), or if LASMO ADSs in respect of which the Offer is being accepted are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to LASMO ADRs listed in this Letter of Transmittal.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price or the certificate representing Amerada Hess Shares is to be issued in the name of a person other than the signer of this Letter of Transmittal or if the check for the purchase price and/or the certificate representing Amerada Hess Shares are to be sent and/or any LASMO ADRs evidencing LASMO ADSs in respect of which the Offer is not being accepted or which are not purchased are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown on the reverse, the boxes labeled "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

     8. POUNDS STERLING PAYMENT ELECTION. If the check for a cash payment is to be issued in pounds sterling, please check the box marked "Pounds Sterling Payment Election." If you do not check such box all cash payments payable pursuant to the Offer will be paid in US dollars in an amount converted from pounds sterling to US dollars at the exchange rate obtainable by the US Depositary on the spot market in London at approximately 12:00 noon (London time) on the date the cash consideration is made available by the Offeror to the US Depositary for delivery to holders of LASMO ADSs.

     9. MIX AND MATCH ELECTION. To elect to vary the proportion in which you receive Amerada Hess Shares and cash in respect of your holding of LASMO ADSs:
(a) you should insert in the box entitled "Mix and Match Election" the number of LASMO ADSs in respect of which you wish to receive additional Amerada Hess Shares or (b) you should insert in the box entitled "Mix and Match Election" the number of LASMO ADSs in respect of which you wish to receive additional cash. You must also complete the box entitled "Number of ADSs Tendered." The number inserted in the box entitled "Mix and Match Election" must not exceed the number inserted in the box entitled "Number of ADSs Tendered." If the number in the box entitled "Mix and Match Election" exceeds the number in the box entitled "Number of ADSs Tendered," you will be deemed to have made an election in respect of your entire holding of LASMO ADSs (as set out in the box entitled "Number of ADSs Tendered") to receive Amerada Hess Shares or cash as appropriate. If the elections cannot be satisfied in full, they will be scaled down on a pro rata basis.

     10. WAIVER OF CONDITIONS. The Offeror reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, to the extent permitted by applicable law including the rules of the City Code and the Exchange Act.

     11. 31% US BACKUP WITHHOLDING. In order to avoid backup withholding of US federal income tax on any payment received upon the surrender of LASMO ADSs pursuant to the Offer, a LASMO ADS holder must, unless an exemption applies, provide the US Depositary with his or her correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 on this Letter of Transmittal and certify, under penalties of perjury, that such number is correct and that he or she is not subject to backup withholding. If the correct TIN is not provided, a $50 penalty may be imposed by the Internal Revenue Service ("IRS") and payments made in exchange for the surrendered LASMO ADSs may be subject to backup withholding. If backup withholding applies, the US Depositary is required to withhold 31% of any payment made pursuant to the Offer.

     Exempt persons (including, among others, corporations) are not subject to backup withholding. A foreign individual or foreign entity may qualify as an exempt person by submitting a statement (on IRS Form W-8), signed under penalties of perjury, certifying such person's foreign status. IRS Form W-8 can be obtained from the US Depositary. A LASMO ADS holder should consult his or her tax advisor as to his or her qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

     Backup withholding is not an additional US federal income tax. Rather, the US federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be applied for from the IRS.

     For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer Document, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the US Depositary at the address and telephone number set forth above, to the Information Agent at the address and telephone numbers set forth below, or to the UK Receiving Agent at the appropriate address and telephone number set forth in the Offer Document.

     13. LOST, DESTROYED OR STOLEN CERTIFICATES. If any LASMO ADR evidencing LASMO ADSs has been lost, destroyed or stolen, the holder thereof should promptly notify the US Depositary by checking the box immediately preceding the special payment/special delivery instructions boxes and indicating the number of LASMO ADSs evidenced by such lost, destroyed or stolen LASMO ADRs. The holder thereof will then be instructed as to the steps that must be taken in order to replace such LASMO ADRs. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen LASMO ADRs have been followed.

     14. HOLDERS OF LASMO SHARES NOT REPRESENTED BY LASMO ADSS. Holders of LASMO Shares have been sent a Form of Acceptance with the Offer Document and may not accept the Offer in respect of LASMO Shares pursuant to this Letter of Transmittal except insofar as those shares are represented by LASMO ADSs. If any holder of LASMO Shares which are not represented by LASMO ADSs needs to obtain a copy of a Form of Acceptance, such holder should contact the UK Receiving Agent at the appropriate address and telephone number set forth in the Offer Document or the Information Agent.

                  TO BE COMPLETED BY ALL TENDERING ADS HOLDERS

---------------------------------------------------------------------------------------------------------------------------------
                                        PAYER'S NAME: THE BANK OF NEW YORK, AS DEPOSITARY
---------------------------------------------------------------------------------------------------------------------------------
                                          PART 1 -- PLEASE PROVIDE YOUR TIN IN THE                Social Security Number or
 SUBSTITUTE                               BOX AT RIGHT AND CERTIFY BY SIGNING AND              Employer Identification Number
 FORM W-9                                 DATING BELOW.
                                                                                               -------------------------------
                                      ----------------------------------------------------------------------------------------

 DEPARTMENT OF THE
 TREASURY
 INTERNAL REVENUE SERVICE                 PART 2 -- If you are exempt from backup            PART 3 -- If your are awaiting TIN,
 PAYER'S REQUEST FOR TAXPAYER             withholding, please check the box:  [ ]            check box:  [ ]
 IDENTIFICATION NUMBER ("TIN")
 AND CERTIFICATION
---------------------------------------------------------------------------------------------------------------------------------

 PART 4 -- CERTIFICATION -- Under penalties of perjury, I certify that:

   (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

   (2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.

   CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another certification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).
--------------------------------------------------------------------------------

 SIGNATURE
           ---------------------------------------------------------------------

 DATED
      --------------------------------------------------------------------------

 NAME (Please Print)
                     -----------------------------------------------------------

 ADDRESS
         -----------------------------------------------------------------------

 CITY, STATE AND ZIP CODE
                          ------------------------------------------------------
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
      PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

Signature                        Dated                           2000

                    THE INFORMATION AGENT FOR THE OFFER IS:

                             D.F. KING & CO., INC.

            Questions or requests for assistance may be directed to:

                UNITED KINGDOM                                    UNITED STATES
           2 London Wall Buildings,                             77 Water Street,
                   2nd Floor                                       20th Floor
                  London Wall                                       New York,
                London EC2M 5PP                                  New York 10005
           Freephone: 0800 169 6962                       Toll-Free: +1 (800) 628 8536
         Collect: +44 (0)20 7920 9700                      Collect: +1 (212) 269 5550